Interest Costs	12 Months Ended
Dec. 31, 2013
Interest Costs
(17)	INTEREST COSTS

The following is a summary of the Group’s interest costs incurred during the years ended December 31, 2011, 2012 and 2013:

	Year ended December 31, 2011	Year ended December 31, 2012	Year ended December 31, 2013
Interest costs capitalized	33,141	4,301	0

Interest costs charged
– Interest on bank and other borrowings	157,908	204,910	187,853
– Interest on Convertible Senior Notes, RMB-denominated US$-settled Senior Notes and PRC Notes, and amortization of debt issuance costs and debt discount	31,326	39,423	35,006
– Interest expense on redeemable preferred shares	0	0	36,990
– Settlement of interest rate swap contracts	0	4,484	0
– Change of fair value of interest rate swap contracts	0	10,154	27
– Interest on Long-term payable due to Q-cells	704	0	0

Sub-total	189,938	258,971	259,876

Total interest costs	223,079	263,272	259,876